FOURTH AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                      CREDIT AGREEMENT AND LIMITED CONSENT

         This FOURTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT AND LIMITED CONSENT (this "Amendment") is dated as of December 10, 2002 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company'), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (collectively, the "Subsidiary Guarantors"), THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Debtor-in-Possession Credit Agreement dated as of April 1, 2002, as amended by that certain First Amendment to Debtor-in-Possession Credit Agreement and Security Agreement dated as of April 3, 2002, that certain Second Amendment to Debtor-in-Possession Credit Agreement dated as of May 10, 2002 and that certain Third Amendment and Limited Waiver to Debtor-in-Possession Credit Agreement dated as of October 4, 2002 (as so amended, the "Credit Agreement"), by and among Borrowers, the financial institutions parties thereto as Lenders, Documentation Agent and Administrative Agent Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

                                    RECITALS

         WHEREAS, Borrowers and the undersigned Lenders desire to make certain amendments to the Credit Agreement, subject to the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT; LIMITED CONSENT

         1.1 Provisions Relating to Defined Terms.

         A. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

         "Covanta Lake" means Covanta Lake, Inc., a Florida corporation.

         "Florida Tax Lien" means a lien in favor the Lake County Tax Collector attaching to the real and personal property of Covanta Lake for unpaid taxes for all tax years, which Lien is superior to all other liens on property of Covanta Lake, including the Liens created in favor of Administrative Agent for the benefit of Lenders pursuant to the Borrowing Orders.

         "Fourth Amendment" means the Fourth Amendment to Debtor-in-Possession Credit Agreement and Limited Consent by and among Borrowers, Agents and Lenders, dated as of December 10,2002.

         "Fourth Amendment Effective Date" has the meaning assigned to that term in Section 4.5 of the Fourth Amendment.

         "Lake County Tax Collector" means the tax collector of Lake County, Florida.

         "MCI Center" means the multi-purpose arena for the performance of sports and entertainment events known as the "MCI Center" in Washington, D.C.

         "MCI Center Disposition Transactions" means, collectively, the payment by Covanta and its Subsidiaries to Aramark Services, Inc. after the Fourth Amendment Effective Date of not more than $2,000,000 in exchange for (i) the release of Covanta and its Subsidiaries from their obligations under the guaranty by Ogden Services Corporation of the obligations of Ogden Entertainment Services, Inc. under the Concession Lease Agreement between DC Arena LP. and Ogden Entertainment Services, Inc. relating to the MCI Center and (ii) the return and cancellation of letter of credit, undrawn, in the stated amount of $5,300,000 issued by Bank of America for the account of Covanta relating to such guaranty and concession lease agreement, in each case pursuant to documentation in form and substance reasonably satisfactory to Agents.

         "Metropolitan Entertainment" means Covanta Concerts Holdings, Inc. (formerly known as Metropolitan Entertainment Co., Inc.), a New Jersey corporation.

         "Released Aviation Subsidiaries" means Ogden Aviation Service Company of New Jersey, Inc., Ogden Aviation Service Company of New York, Inc., LaGuardia Fuel Facilities Corp. and Newark Automotive Fuel Facilities Corporation, Inc.

         B. The definition of "Excluded Subsidiary" in subsection 1.1 of the Credit Agreement is hereby amended by inserting at the end thereof the following sentence:

         "Notwithstanding the foregoing provisions of this definition, Metropolitan Entertainment shall be an Excluded Subsidiary.".

         1.2 Provisions Relating to Affirmative Covenants.

         Subsection 6.8E of the Credit Agreement is hereby amended by adding the phrase "(other than Metropolitan Entertainment)" immediately after the reference contained therein to "any Domestic Subsidiary".

         1.3 Provisions Relating to Negative Covenants.

         A. Subsection 7.2A of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (viii) thereof, (ii) deleting the "." at the end of clause (ix) thereof and substituting therefor "; and", and (iii) adding at the end thereof the following new clause (x):

         "(x) the Florida Tax Lien."

         B. Subsection 7.3 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (vii) thereof; (ii) deleting the "." at the end of clause (viii) thereof and substituting therefor "; and", and (iii) adding at the end thereof the following new clause (ix):

         "(ix) Company and its Subsidiaries may make and own Investments consisting of cash equity contributions made after the Fourth Amendment Effective Date in an amount not to exceed $650,000 in the Treno waste-to-energy Project (this amount is in addition to the approved Investment in this Project set forth on Schedule 7.3(iv)), so long as (a) such contributions are required to be made pursuant to the terms of the Ogden Equity Contribution Agreement dated February 9,2001 among Covanta Energy Group, Inc. Prima s.r.l and Ogden Waste to Energy, Inc., as such agreement is in effect on the Closing Date, (b) any equity, if any, resulting from such contributions and held by Covanta or any of its Subsidiaries shall be pledged as Collateral under the Collateral Documents, and (c) the aggregate cash usage for such Project in any period shall not exceed the amounts thereby set forth in the Monthly Budget for any such period."

         C. Subsection 7.6 of the Credit Agreement is hereby amended by (i) deleting the "or" at the end of clause (v) thereof, (ii) deleting the "." at the end of clause (vi) thereof and substituting therefor "; or", and (iii) adding at the end thereof the following new clause (vii):

         "(vii) make cash expenditures in any month of a type which would be classified under the line item labeled "IPP Identified" under the heading Energy Capital Expenditures if the aggregate cumulative amount of such expenditures made from the commencement of the Budget Period would exceed $1,900,000 (it being understood that this limitation shall not include, and shall be exclusive of, the approved foreign equity investments referenced on Schedule 7.3(iv) which shall be made solely from cash set aside in foreign accounts)."

         D. Subsection 7.7(vi) of the Credit Agreement is hereby amended by adding immediately prior to the ";" at the end thereof the following proviso:

         "; provided however, that a portion of the consideration received in an Approved Asset Sale of the "Aviation Fueling" assets may consist of a promissory note (payable in cash) in an aggregate original principal amount not to exceed $2,200,000 (subject to adjustment resulting from changes in the working capital of the Aviation Fueling Business)".

         E. Section 7 of the Credit Agreement is hereby further amended by adding at the end thereof the following new subsection 7.16:

         "7.16 Metropolitan Receivables.

         Borrowers shall not and shall not permit their Subsidiaries to, dispose of; discount or otherwise compromise for less than the full book value thereof any receivables or other amounts owed to any of them by Metropolitan Entertainment."

                  1.4 Provisions Relating to Events of Default.

         Section 8 of the Credit Agreement is hereby amended by adding at the end thereof the following new subsection 8.16:

         "8.16 MCI Center Disposition.

         Notwithstanding anything contained herein to the contrary, consummation of the MCI Center Disposition Transactions shall not be deemed to (i) give rise to an Event of Default or Potential Event of Default or (ii) breach any covenant or agreement hereunder."

         1.5 Limited Consent.

         The undersigned Lenders hereby consent to a modification of the Final Borrowing Order (and any order or ruling of the Bankruptcy Court (and any motion filed by any Loan Party to effect the same) to the extent such order or ruling makes such modification) to acknowledge that the Florida Tax Lien is superior to the Liens that attach to any real or personal property of Covanta Lake created in favor of Administrative Agent for the benefit of Lenders pursuant to the Borrowing Orders; provided, that the unpaid taxes for the 2003 tax year secured by the Florida Tax Lien shall not exceed $1,300,000 and the final form of any such modification to the Final Borrowing Order shall be satisfactory to Administrative Agent. The consent set forth in this paragraph shall be limited precisely as written and is provided solely for the purpose of permitting the aforementioned modification, orders, rulings and motions without breaching subsection 7.13 or 8.6(a)(v) of the Credit Agreement, and this consent does not constitute, nor should it be construed as, a waiver of compliance by Borrowers or Lenders with respect to (i) subsection 7.13 or 8.6(a)(v) of the Credit Agreement except to the extent of the actions expressly consented to in this paragraph, (ii) subsection 7.13 or 8.6(a)(v) of the Credit Agreement in any other instance, or (iii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein.

         1.6 Limited Consent to Sale of Aviation Fueling.

         The undersigned Lenders, in their respective capacities as Prepetition Lenders, hereby consent to the release, termination and extinguishment of, and authorize Prepetition Agent to release, terminate and extinguish (a) all liens granted under the Prepetition Credit Documents on the assets of the aviation fueling business of the Borrowers and their Subsidiaries to the extent such assets are sold in an Approved Asset Sale, and (b) solely as to the Released Aviation Subsidiaries, any Prepetition Credit Document to which such Released Aviation Subsidiaries are parties, so long as such sale is permitted under the DIP Credit Agreement. The consent and authorization set forth in this paragraph shall be limited precisely as written and is provided solely for the purpose of authorizing Prepetition Agent to release such liens, and this consent does not constitute, nor should it be construed as, a waiver of compliance by Prepetition Lenders with respect to any other term, provision or condition of the Prepetition Credit Agreement, the Intercreditor Agreement or any other instrument or agreement referred to therein.

         SECTION 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         2.1 Corporate Power and Authority. Subject to compliance with the Final Borrowing Order and any applicable provisions of the Bankruptcy Code, each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

         2.2 Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Loan Party.

         2.3 No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation (which Contractual Obligation is enforceable on a post-Petition Date basis) of Company or any of its Subsidiaries or an applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         2.4 Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement do not and will not require any Governmental Authorization.

         2.5 Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         2.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         2.7 Notice to Committee. Notice of this Amendment has been given to and received by counsel to the official committee of unsecured creditors in the Chapter 11 Cases and the informal committee of holders of Company's 9.25% Debentures.

         2.8 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement

         2.9 Metropolitan Entertainment. The balance sheet of Metropolitan Entertainment delivered to Agents in connection with the execution of this Fourth Amendment was prepared in conformity with GAAP and fairly presents, in all material respects, the financial position (on a consolidated basis) of Metropolitan Entertainment and its Subsidiaries as of the date hereof.

         SECTION 3. ACKNOWLEDGEMENT AND CONSENT

         Each Borrower and Subsidiary Guarantor hereby (i) acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, (ii) ratifies and confirms the effectiveness of the First Amendment, the Second Amendment and the Third Amendment in all respects, and (iii) confirms that the provisions of the First Amendment, the Second Amendment and the Third Amendment are binding on each of the Borrowers.

         SECTION 4. MISCELLANEOUS

         4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

         A. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment

         B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         4.2 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         4.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         4.5 Counterparts: Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the first date on which all of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the "Fourth Amendment Effective Date"): (i) Borrowers, each Subsidiary Guarantor and Lenders constituting Requisite Lenders shall have each executed a counterpart hereof;
(ii) Company, Administrative Agent and Documentation Agent shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts; and (iii) Borrowers shall have paid in full all outstanding statements for fees and expenses of O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC, to the extent submitted to Company prior to 12:00 Noon (New York City time) on December 12, 2002.

         [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused This Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         BORROWERS:

                                      COVANTA ENERGY CORPORATION


                                      By: /s/ Jeffrey R. Horowitz
                                          ----------------------------
                                          Jeffrey R. Horowitz
                                          Authorized Officer


                                      Each of the entities named on Scheduled A annexed hereto, as Borrowers


                                      By: /s/ Jeffrey R. Horowitz
                                          ----------------------------
                                          Jeffrey R. Horowitz
                                          Authorized Officer


                                      Each of the entities named on Schedule B annexed hereto, as Borrowers


                                      By: /s/ Scott Mackin
                                          ----------------------------
                                          Scott Mackin
                                          Authorized Officer

         SUBSIDIARY GUARANTORS:

                                      Each of the entities named on Schedule C annexed hereto, as Subsidiary Guarantors


                                      By: /s/ Jeffrey R. Horowitz
                                          ----------------------------
                                          Jeffrey R. Horowitz
                                          Authorized Officer


                                      Each of the entities named on Schedule D annexed hereto, as Subsidiary Guarantors


                                      By: /s/ Scott Mackin
                                          ----------------------------
                                          Scott Mackin
                                          Authorized Officer

         AGENTS AND LENDERS:

                                      BANK OF AMERICA, N.A.,
                                      as Administrative Agent and
                                      Co-Arranger and as a Lender



                                      By: /s/ Michael R. Heredia
                                          ----------------------------
                                          Michael R. Heredia
                                          Managing Director

                                      DEUTSCHE BANK AG, NEW YORK BRANCH,
                                      as Documentation Agent and
                                      Co-Arranger and as a Lender



                                      By: /s/ Keith C. Braun
                                          ----------------------------
                                          Keith C. Braun
                                          Director


                                      By: /s/ Clark G. Peterson
                                          ----------------------------
                                          Clark G. Peterson
                                          Vice President

                                      BAYERISCHE HYPO-UND VEREINSBANK AG,
                                      as a Lender



                                      By: /s/ John w. Sweeney
                                          ----------------------------
                                          Name:  John w. Sweeney
                                          Title:  Director


                                      By: /s/ Salvatore Esposito
                                          ----------------------------
                                          Name:  Salvatore Esposito
                                          Title:  Director

                                      BNP PARIBAS, as a Lender


                                      By: /s/ Edward v. Canale
                                          ----------------------------
                                          Name:  Edward v. Canale
                                          Title:  Managing Director


                                      By: /s/ Barbara Eppolito
                                          ----------------------------
                                          Name:  Barbara Eppolito
                                          Title:  Vice President

                                      COMMERZBANK AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES, as a Lender


                                      By: /s/ Robert Donohue
                                          ----------------------------
                                          Name:  Robert Donohue
                                          Title:  Senior Vice President


                                      By: /s/ Peter Doyle
                                          ----------------------------
                                          Name:  Peter Doyle
                                          Title:  Vice President

                                      HSBC BANK USA, as a Lender



                                      By: /s/ Carol A. Kraus
                                          ----------------------------
                                          Name:  Carol A. Kraus
                                          Title:  HSBC Bank USA
                                                  Vice President

                                      BANC OF AMERICA SECURITIES LLC,
                                      as Agent for BANK OF AMERICA, N.A.,
                                      as a Lender


                                      By: /s/ Greg Ford
                                          ----------------------------
                                          Name:  Greg Ford
                                          Title:  Managing Director

                                      THE BANK OF NOVA SCOTIA, as a Lender


                                      By: /s/ Joseph J. Farricielli, Jr.
                                          ---------------------------------
                                          Name:  Joseph J. Farricielli, Jr.
                                          Title:  Director

                                      WESTLB AG (formerly known as
                                      Westdeutsche  Landesbank Girozentrale),
                                      NEW YORK BRANCH as a Lender


                                      By: /s/ Alan S. Bookspan
                                          ----------------------------
                                          Name:  Alan S. Bookspan
                                          Title:  Director


                                      By: /s/ Duncan M. Robertson
                                          ----------------------------
                                          Name:  Duncan M. Robertson
                                          Title:  Director

                                      MERRILL LYNCH, PIERCE & SMITH
                                      INCORPORATED, as a Lender


                                      By: /s/ Kevin Lydon
                                          ----------------------------
                                          Name:  Kevin Lydon
                                          Title:  Managing Director

         Schedule A

         Other Borrowers

         1.   AMOR 14 Corp.

         2.   Covanta Acquisition, Inc.

         3.   Covanta Alexandria/Arlington, Inc.

         4.   Covanta Babylon, Inc.

         5.   Covanta Bessemer, Inc.

         6.   Covanta Bristol, Inc.

         7.   Covanta Cunningham Environmental Support, Inc.

         8.   Covanta Energy Americas, Inc.

         9.   Covanta Energy Construction, Inc.

         10.  Covanta Energy Resource Corp.

         11.  Covanta Energy Sao Jeronimo, Inc.

         12.  Covanta Energy Services, Inc.

         13.  Covanta Energy West, Inc.

         14.  Covanta Engineering Services, Inc.

         15.  Covanta Fairfax, Inc.

         16.  Covanta Financial Services, Inc.

         17.  Covanta Geothermal Operations Holdings, Inc.

         18.  Covanta Geothermal Operations, Inc.

         19.  Covanta Heber Field Energy, Inc.

         20.  Covanta Hennepin Energy Resource Co., L.P.

         21.  Covanta Hillsborough, Inc.

         22.  Covanta Honolulu Resource Recovery Venture

         23.  Covanta Huntington Limited Partnership

         24.  Covanta Huntington Resource Recovery One Corp.

         25.  Covanta Huntington Resource Recovery Seven Corp.

         26.  Covanta Huntington, Inc.

         27.  Covanta Huntsville, Inc.

         28.  Covanta Hydro Energy, Inc.

         29.  Covanta Hydro Operations West, Inc.

         30.  Covanta Hydro Operations, Inc.

         31.  Covanta Imperial Power Services, Inc.

         32.  Covanta Indianapolis, Inc.

         33.  Covanta Kent, Inc.

         34.  Covanta Key Largo, Inc.

         35.  Covanta Lake, Inc.

         36.  Covanta Lancaster, Inc.

         37.  Covanta Lee, Inc.

         38.  Covanta Long Island, Inc.

         39.  Covanta Marion Land Corp.

         40.  Covanta Marion, Inc.

         41.  Covanta Mid-Conn., Inc.

         42.  Covanta Montgomery, Inc.

         43.  Covanta New Martinsville Hydro-Operations Corp.

         44.  Covanta Northwest Puerto Rico, Inc.

         45.  Covanta Oahu Waste Energy Recovery, Inc.

         46.  Covanta Oil & Gas, Inc.

         47.  Covanta Onondaga Five Corp.

         48.  Covanta Onondaga Four Corp.

         49.  Covanta Onondaga Limited Partnership

         50.  Covanta Onondaga Operations, Inc.

         51.  Covanta Onondaga Three Corp.

         52.  Covanta Onondaga Two Corp.

         53.  Covanta Onondaga, Inc.

         54.  Ogden Services Corporation

         55.  Covanta Operations of Union LLC

         56.  Covanta OPW Associates, Inc.

         57.  Covanta OPWH, Inc.

         58.  Covanta Pasco, Inc.

         59.  Covanta Plant Services of New Jersey, Inc.

         60.  Covanta Power Development of Bolivia, Inc.

         61.  Covanta Power Development, Inc.

         62.  Covanta Power Equity Corp.

         63.  Covanta Projects of Hawaii, Inc.

         64.  Covanta Projects of Wallingford, LP

         65.  Covanta RRS Holdings, Inc.

         66.  Covanta Secure Services USA, Inc.

         67.  Covanta Secure Services, Inc.

         68.  Covanta SIGC Energy II, Inc.

         69.  Covanta SIGC Energy, Inc.

         70.  Covanta SIGC Geothermal Operations, Inc.

         71.  Covanta Stanislaus, Inc.

         72.  Covanta Systems, Inc.

         73.  Covanta Tampa Bay, Inc.

         74.  Covanta Tulsa, Inc.

         75.  Covanta Union, Inc.

         76.  Covanta Wallingford Associates, Inc.

         77.  Covanta Warren Energy Resources Co., LP

         78.  Covanta Waste Solutions, Inc.

         79.  Covanta Waste to Energy of Italy, Inc.

         80.  Covanta Waste to Energy, Inc.

         81.  Covanta Water Holdings, Inc.

         82.  Covanta Water Systems, Inc.

         83.  Covanta Water Treatment Services, Inc.

         84.  DSS Environmental, Inc.

         85.  ERC Energy II, Inc.

         86.  ERC Energy, Inc.

         87.  Heber Field Company

         88.  Heber Field Energy II, Inc.

         89.  Heber Geothermal Company

         90.  Heber Loan Partners

         91.  J.R. Jacks Construction Corp.

         92.  Ogden Constructors, Inc.

         93.  Ogden Environmental & Energy Services Co., Inc.

         94.  OPI Quezon, Inc.

         95.  Second Imperial Geothermal Co., L.P.

         96.  Three Mountain Operations, Inc.

         97.  Three Mountain Power LLC

                                   Schedule B
                                 Other Borrowers

         1.   Ogden Facility Management Corporation of Anaheim

         2.   LaGuardia Fuel Facilities Corp.

         3.   Lenzar Electro-Optics, Inc.

         4.   Newark Automotive Fuel Facilities Corporation, Inc.

         5.   Ogden Allied Abatement & Decontamination Service, Inc.

         6.   Ogden Allied Maintenance Corp.

         7.   Ogden Allied Payroll Services, Inc.

         8.   Ogden Attractions, Inc.

         9.   Ogden Aviation Distributing Corp.

         10.  Ogden Aviation Fueling Company of Virginia, Inc.

         11.  Ogden Aviation Service Company of Colorado, Inc.

         12.  Ogden Aviation Service Company of New Jersey, Inc.

         13.  Ogden Aviation Service Company of New York, Inc.

         14.  Ogden Aviation Service Company of Pennsylvania, Inc.

         15.  Ogden Aviation Service International Corporation

         16.  Ogden Aviation, Inc.

         17.  Ogden Cargo Spain, Inc.

         18.  Ogden Central and South America, Inc.

         19.  Ogden Facility Holdings, Inc.

         20.  Ogden Film and Theatre, Inc.

         21.  Ogden Firehole Entertainment Corp.

         22.  Ogden International Europe, Inc.

         23.  Ogden New York Services, Inc.

         24.  Ogden Support Services, Inc.

         25.  PA Aviation Fuel Holdings, Inc.

         26.  Philadelphia Fuel Facilities Corporation

                                   Schedule C
                              Subsidiary Guarantors

         1.   Covanta Energy Group, Inc.

         2.   Covanta Energy International, Inc.

         3.   Covanta Equity of Stanislaus, Inc.

         4.   Covanta Haverhill Properties, Inc.

         5.   Covanta Haverhill, Inc.

         6.   Covanta Omega Lease, Inc.

         7.   Covanta Power International Holdings, Inc.

         8.   Covanta Projects, Inc.

         9.   Haverhill Power, Inc.

         10.  LMI, Inc.

         11.  Michigan Waste Energy, Inc.

         12.  OFS Equity of Alexandria/Arlington, Inc.

         13.  OFS Equity of Babylon, Inc.

         14.  OFS Equity of Delaware, Inc.

         15.  OFS Equity of Huntington, Inc.

         16.  OFS Equity of Indianapolis, Inc.

         17.  OFS Equity of Stanislaus, Inc.

         18.  Ogden Management Services, Inc.

         19.  Covanta Equity of Alexandria/Arlington, Inc.

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                                   Schedule D
                              Subsidiary Guarantors

         1.   Ogden Technology Services Corporation

         2.   Ogden Transition Corporation